Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2023	Dec. 31, 2022
Income Tax Disclosure [Abstract]
Income Taxes
16. Income Taxes
For the three and nine months ended September 30, 2023, the Company recorded income tax expense of $7.9 million and $9.8 million, respectively. Income tax expense for the three and nine months ended September 30, 2022 was $14.3 million and $32.5 million, respectively. The effective tax rate was approximately 26.6% and 26.6% for the three and nine months ended September 30, 2023, compared to 23.8% and 23.7% for the three and nine months ended September 30, 2022. The difference between the Company’s effective tax rates for the three and nine months ended September 30, 2023 and 2022 and the U.S. statutory tax rate of 21% was primarily due to state income taxes.
In August 2022, the U.S. Inflation Reduction Act of 2022 and the CHIPS and Science Act of 2022 were signed into law. These acts include, among other provisions, a corporate alternative minimum tax of 15%, an excise tax on the repurchase of corporate stock, various climate and energy provisions, and incentives for investment in semiconductor manufacturing. These provisions are not expected to have a material impact on the Company’s results of operations or financial position.

The Company did not have any uncertain tax benefits as of September 30, 2023 and December 31, 2022. For the three and nine months ended September 30, 2023 and 2022, the Company had no accrued interest or penalties related to uncertain tax positions and no amounts had been recognized in the condensed consolidated statement of operations.

13. Income Taxes
The income tax expense (benefit) consisted of the following (
in thousands
):

	Year Ended December 31
	2022	2021
Current income taxes:
Federal	$2,746	$—
State and local	3,045	2,399

Total current tax	5,791	2,399
Deferred income taxes:
Federal	25,704	(54,210)
State and local	1,597	(6,762)

Total deferred tax	27,301	(60,972)

Income tax (benefit) expense	$33,092	$(58,573)

The effective tax rates on continuing operations for the years ended December 31, 2022 and 2021, were 24.3% and (47.8)% respectively. The tax rate reconciliation is as follows (
in thousands
):

	Years Ended December 31,
	2022	2021
Income before income taxes .	$139,357	$122,390
Tax at Federal Statutory Rate . . . . . . . . . . . . . . . . . . . . . .	29,265	25,702
State, Net of Federal Benefit .	3,664	(761)
Non-deductible expenses .	163	93
Change in valuation allowance	—	(83,607)

Income tax (benefit) expense	$33,092	$(58,573)

The Company’s deferred tax position reflects the net tax effects of the temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting. Significant components of the deferred tax assets and liabilities are as follows (
in thousands
):

	Years Ended December 31,
	2022	2021
Deferred tax assets:
Net operating losses	$450,543	$433,804
Interest expense carryforward	31,285	—
Other assets	—	233

Total gross deferred tax assets	481,828	434,037
Valuation allowance	—	—

Total deferred tax assets, net of valuation allowance	481,828	434,037

Deferred tax liabilities:
Investment in subsidiaries	(538,983)	(463,676)

Total gross deferred tax liabilities	(538,983)	(463,676)

Net deferred tax liabilities	$(57,155)	$(29,639)

Deferred Tax Assets and Liabilities
The Company regularly reviews its deferred tax assets, including net operating loss carryovers, for recoverability, and a valuation allowance is provided when it is more likely than not that some portion or all of a deferred tax asset may not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which the temporary differences are deductible. In assessing the need for a valuation allowance, the Company makes estimates and assumptions regarding projected future taxable income, its ability to carry back operating losses to prior periods, the reversal of deferred tax liabilities and the implementation of tax planning strategies. Based on our cumulative earnings history and forecasted future sources of taxable income, the Company determined it is more-likely-than-not
to realize existing deferred tax assets and thus released its valuation allowance in 2021. As the Company reassesses these assumptions in the future, changes in forecasted taxable income may alter this expectation and may result in an increase to the valuation allowance and an increase in the effective tax rate.
The Company’s ability to utilize its net operating loss carryforwards and other tax attributes to reduce future taxable income is subject to potential annual limitations under Internal Revenue Code Section 382 and Section 383 and similar state provisions. These limitations are applicable to the extent certain ownership changes by 5% shareholders and stock issuances by the Company during any three-year period result in a cumulative change of more than 50% in the beneficial ownership of the Company. The Company has assessed the provisions of Section 382 and Section 383 and determined there to be no impact to the Company’s deferred tax balances.
Federal and State Net Operating Losses
We have gross federal tax net operating loss carryforwards of $2.0 billion which have an indefinite life. We have gross post-apportionment state net operating loss carryforwards of $498.0 million which have various expiration dates through 2042.

Uncertain Tax Benefits
The Company evaluates its tax positions and recognizes only tax benefits that, more likely than not, will be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax position is measured at the largest amount of benefit that has a greater than 50% likelihood of being realized upon settlement. The Company did not have any uncertain tax benefits as of December 31, 2022 and 2021. As of December 31, 2022 and 2021, the Company had no accrued interest or penalties related to uncertain tax positions and no amounts had been recognized in the consolidated statement of operations.
As of December 31, 2022, tax years 2018 and forward are subject to examination by the tax authorities in the U.S. No income tax returns are currently under examination.